Exhibit 99.1

Nuance to Acquire TouchCommerce Press release	July 21, 2016

Nuance to Acquire TouchCommerce,
Accelerate Growth of Enterprise Business

Expands Nuance Cloud Portfolio with Digital Customer Engagement Solutions and Enhances AI Capabilities

BURLINGTON, Mass., July 21, 2016 - Nuance Communications, Inc. (NASDAQ: NUAN) today announced that it has signed a definitive agreement to acquire TouchCommerce, a technology partner and leader in digital customer service and engagement solutions. Used by leading enterprises, TouchCommerce’s customer engagement cloud platform increases eCommerce sales and improves the customer service experience. The addition of TouchCommerce will help accelerate Nuance’s Enterprise business and expand its customer care solutions with a range of new digital engagement offerings, including live chat, customer analytics and personalization solutions.

For large enterprises around the world, customer service interactions are accelerating toward more pervasive digital engagement across web, mobile and social platforms. Consumers today want to choose how they interact or transact, and to move effortlessly between the efficiency of web chat, the connectivity of social media, the independence of self-service, and the convenience of human interaction. In order to acquire and retain customers, enterprises need to be able to provide a customer service experience when and how the customer desires. This is creating a growing market opportunity for Nuance’s Enterprise business, and a combination with TouchCommerce will provide an end-to-end engagement platform that merges intelligent self-service with assisted service to increase customer satisfaction, strengthen customer loyalty and improve business results.

With TouchCommerce, the Nuance Enterprise business gains:

•
The Best of Self-Service and Best of Assisted-Service Solutions: The powerful merging of live chat, self-service guides and data-driven personalization has established TouchCommerce as a leader in digital customer engagement across mobile, web and messaging channels. The TouchCommerce assisted-service platform is the perfect addition to Nuance’s AI-powered customer self-service solutions, providing enterprises with the ability to efficiently and effectively engage with customers across all channels - phone, web, mobile, social, and more.

•
Strong Customer Relationships and Synergies: The acquisition of TouchCommerce is a natural extension of Nuance’s Enterprise business and is expected to add attractive revenue streams and incremental organic growth. TouchCommerce has built and maintained strong customer relationships with premier businesses that include AT&T, Citizens Bank, DirectTV, Dixons, eHarmony, Panasonic, Telefonica and T-Mobile. While a majority of TouchCommerce customers already use Nuance solutions, less than 10% of Nuance enterprise customers currently use TouchCommerce, which is expected to create a significant growth opportunity for Nuance. In addition, the company expects to accelerate global reach for TouchCommerce through Nuance’s extensive distribution capabilities in EMEA and Asia Pacific regions.

•
Expanded Addressable Market Opportunity: The combination of TouchCommerce digital assisted service and Nuance AI-powered solutions comes at a time when consumer preferences for customer service engagements are accelerating toward digital web and mobile services. A recent Forrester study (“Brief: Don’t Make Your Customers Call You For Service,” Forrester Research, Inc., May 16, 2016) found that consumers are increasingly using self-service channels for customer service, with 66% engaging in digital self-service. The acceleration of digital customer service solutions is expected to expand Nuance’s opportunities in the Customer Engagement market, a $3.7 billion market that is growing at 17% (RnR Market Research, December 2015).

© 2016 Nuance Communications, Inc. All rights reserved.

Nuance to Acquire TouchCommerce Press release	July 21, 2016

•
Enhanced Nuance Analytics and AI Differentiation: Nuance and TouchCommerce collectively enable billions of customer interactions each year, generating powerful data assets that, when combined with Nuance’s artificial intelligence technologies, will increase the automation and accuracy levels for a wide range of customer service applications. Nuance will also leverage TouchCommerce’s agent desktop to enable seamless escalation from virtual assistant to human-assisted service, with the system learning through every customer engagement. Finally, TouchCommerce’s real-time data and targeting technologies will be leveraged to deliver higher levels of personalization and proactive service across the platform.

“The combination of Nuance and TouchCommerce promises to disrupt the customer service industry by bringing together the best of self-service and the best of assisted-service solutions, each magnified by the power of artificial intelligence,” said Robert Weideman, executive vice president and general manager for Nuance Enterprise Division. “The result provides enterprises with a customer engagement solution that connects with consumers anytime and anywhere, across voice, digital and mobile devices - delivering superior customer experiences and business results.”

“We are thrilled to join forces with our technology partner Nuance and to integrate our respective capabilities to deliver to our enterprise customers the best omni-channel customer engagement technology and solutions in the industry,” said Bernard Louvat, president and chief executive officer of TouchCommerce. “Our respective capabilities are so complementary and our strategies so similar that it became obvious to both parties that joining forces was the logical next step beyond our existing technology partnership.”

The transaction has been approved by both companies’ Boards of Directors and is expected to close by the end of Nuance’s fiscal year 2016. Total consideration is $215 million. At closing, Nuance will pay $110 million in cash and $85 million in a combination of cash and Nuance common stock determined by Nuance, and the remaining $20 million will be paid at the conclusion of an indemnity period.

The transaction is not expected to have a material impact on Nuance’s fiscal 2016 revenues. In fiscal 2017, TouchCommerce is expected to add at least $60 million in GAAP revenue and at least $70 million in non-GAAP revenue, and add at least a percentage point to overall corporate organic growth.  In fiscal 2016, Nuance expects the transaction to be accretive to GAAP EPS by $0.07 and neutral to non-GAAP EPS. In fiscal 2017, Nuance expects the transaction to be dilutive to GAAP EPS by $(0.07) and neutral to non-GAAP EPS. (see GAAP to non-GAAP reconciliation table)

About TouchCommerce
TouchCommerce provides market leading brands with award-winning omni-channel solutions to engage their customers on any device through online chat, guides, personalized content, and other automated tools, resulting in enhanced customer experience, increased revenue and reduced support costs. For more information, please visit www.touchcommerce.com.

© 2016 Nuance Communications, Inc. All rights reserved.

Nuance to Acquire TouchCommerce Press release	July 21, 2016

About Nuance Communications, Inc.
Nuance Communications, Inc. (NASDAQ: NUAN) is a leading provider of voice and language solutions for businesses and consumers around the world.  Its technologies, applications and services make the user experience more compelling by transforming the way people interact with devices and systems. Every day, millions of users and thousands of businesses experience Nuance’s proven applications.  For more information, please visit: www.nuance.com.

Nuance and the Nuance logo are trademarks or registered trademarks of Nuance Communications, Inc. or its subsidiaries in the United States of America and/or other countries. All other company names or product names may be the trademarks of their respective owners.

For Media
Erica Hill
Nuance Communications, Inc.
781-888-5518
erica.hill@nuance.com

For Investors
Richard Mack
Nuance Communications, Inc.
781-565-5000
richard.mack@nuance.com

Safe Harbor and Forward-Looking Statements
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks, uncertainties and assumptions that, if they never materialize or if they prove incorrect, could cause the predicted results of our acquisition of TouchCommerce to differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements include, but not limited to, predictions regarding the expected revenue contribution and related earnings impacts we will derive from the acquired business; our ability to expand the customer base for our Enterprise solutions; our ability to effectively integrate our solutions and technologies with those of TouchCommerce; and our ability to grow our revenue and to sustain or grow TouchCommerce’s revenue streams. You can identify these and other forward-looking statements by the use of words such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “intends,” “potential,” “continue” or the negative of such terms, or other comparable terminology. Our actual results could differ materially from those anticipated in these forward-looking statements for many reasons, including but not limited to: an inability to introduce TouchCommerce products into our customer base and or failure to obtain customer acceptance of combined solutions; difficulties in integrating the differing technology solutions; disruption in the business relationships with TouchCommerce’s key customers; and failure to retain and motivate TouchCommerce personnel; and other risks customary to achieving the benefits of acquisitions. These risks as well as other risks associated with our business are described in our annual report on Form 10-K for the fiscal year ended September 30, 2015, as amended by our current report on form 8-K filed on May 11, 2016 and our quarterly and other reports filed with the Securities and Exchange Commission. We disclaim any obligation to update any forward-looking statements as a result of developments occurring after the date of this document.

Discussion of non-GAAP Financial Measures

We utilize a number of different financial measures including some measures that conform to Generally Accepted Accounting Principles (“GAAP”) as well as additional measures that not conform to GAAP (“non-GAAP”), in analyzing and assessing the overall performance of the business, for making operating decisions and for forecasting and planning for future periods. Consistent with this, this press release contains both GAAP and non-

© 2016 Nuance Communications, Inc. All rights reserved.

Nuance to Acquire TouchCommerce Press release	July 21, 2016

GAAP measures. We consider the use of non-GAAP revenue helpful in understanding the performance of our business, as it excludes the purchase accounting impact on acquired deferred revenue and other acquisition-related adjustments to revenue. We also consider the use of non-GAAP earnings per share helpful in assessing the organic performance of the continuing operations of our business. By organic performance we mean performance as if we had owned an acquired business in the same period a year ago. In assessing the impact of acquiring TouchCommerce, our management has either included or excluded certain items as described below.

Non-GAAP Organic Revenue Growth.
Organic revenue growth is calculated by comparing specific period non-GAAP revenue to non-GAAP revenue from the corresponding prior-year period. For purposes of this calculation, prior period non-GAAP revenue is adjusted to include revenue from companies acquired by Nuance as if we had owned the acquired businesses in all periods presented.

Acquisition-related revenue.
We provide supplementary non-GAAP financial measures of revenue, which include revenue related to acquisition, that we would have recognized but for the purchase accounting treatment. Because GAAP accounting requires the elimination of this revenue, GAAP results alone do not fully capture all of our economic activities. This non-GAAP adjustment is intended to reflect the full amount of such revenue. We include non-GAAP revenue to allow for more complete comparisons to the financial results of historical operations, forward-looking guidance and the financial results of peer companies. We believe these adjustments are useful to management and investors as a measure of the ongoing performance of the business because, although we cannot be certain that customers will renew their contracts, we have historically experienced high renewal rates on maintenance and support agreements and other customer contracts. Additionally, although acquisition-related revenue adjustments are non-recurring with respect to past acquisitions, we generally will incur these adjustments in connection with any future acquisitions.

Acquisition-related costs, net.
We provide supplementary non-GAAP financial measures, which exclude certain transition, integration and other acquisition-related expense items resulting from acquisitions, to allow more accurate comparisons of the financial results to historical operations, forward looking guidance and the financial results of less acquisitive peer companies. We consider these types of costs and adjustments, to a great extent, to be unpredictable and dependent on a significant number of factors that are outside of our control. Furthermore, we do not consider these acquisition-related costs and adjustments to be related to the organic continuing operations of the acquired businesses and are generally not relevant to assessing or estimating the long-term performance of the acquired assets. In addition, the size, complexity and/or volume of past acquisitions, which often drives the magnitude of acquisition related costs, may not be indicative of the size, complexity and/or volume of future acquisitions. By excluding acquisition-related costs and adjustments from our non-GAAP measures, management is better able to evaluate our ability to utilize our existing assets and estimate the long-term value that acquired assets will generate for us. We believe that providing a supplemental non-GAAP measure, which excludes these items allows management and investors to consider the ongoing operations of the business both with, and without, such expenses.

These acquisition-related costs fall into the following categories: (i) transition and integration costs; (ii) professional service fees; and (iii) acquisition-related adjustments. Although these expenses are not recurring with respect to past acquisitions, we generally will incur these expenses in connection with any future acquisitions. These categories are further discussed as follows:

(i)
Transition and integration costs. Transition and integration costs include retention payments, transitional employee costs, earn-out payments treated as compensation expense, as well as the costs of integration-related services, including services provided by third parties.

(ii)
Professional service fees. Professional service fees include third party costs related to the acquisition, and legal and other professional service fees associated with disputes and regulatory matters related to acquired entities.

© 2016 Nuance Communications, Inc. All rights reserved.

Nuance to Acquire TouchCommerce Press release	July 21, 2016

(iii)
Acquisition-related adjustments. Acquisition-related adjustments include adjustments to acquisition-related items that are required to be marked to fair value each reporting period, such as contingent consideration, and other items related to acquisitions for which the measurement period has ended, such as gains or losses on settlements of pre-acquisition contingencies.

Amortization of acquired intangible assets.
We exclude the amortization of acquired intangible assets from non-GAAP expense and income measures. These amounts are inconsistent in amount and frequency and are significantly impacted by the timing and size of acquisitions. Providing a supplemental measure which excludes these charges allows management and investors to evaluate results “as-if” the acquired intangible assets had been developed internally rather than acquired and, therefore, provides a supplemental measure of performance in which our acquired intellectual property is treated in a comparable manner to our internally developed intellectual property. Although we exclude amortization of acquired intangible assets from our non-GAAP expenses, we believe that it is important for investors to understand that such intangible assets contribute to revenue generation. Amortization of intangible assets that relate to past acquisitions will recur in future periods until such intangible assets have been fully amortized. Future acquisitions may result in the amortization of additional intangible assets.

Non-cash expenses.
We provide non-GAAP information relative to certain non-cash income taxes because we believe that excluding the non-cash income taxes provides senior management, as well as other users of the financial statements, with a valuable perspective on the cash-based performance and health of the business, including the current near-term projected liquidity. This non-cash income taxes will continue in future periods.

We believe that providing the non-GAAP information to investors, in addition to the GAAP presentation, allows investors to view the financial results in the way management views the operating results. We further believe that providing this information allows investors to not only better understand our financial performance, but more importantly, to evaluate the efficacy of the methodology and information used by management to evaluate and measure such performance.

Financial Tables Follow

© 2016 Nuance Communications, Inc. All rights reserved.

Nuance to Acquire TouchCommerce Press release	July 21, 2016

Nuance Communications, Inc.
Reconciliation of Estimated Financial Impact of Acquisition
(in thousands, except per share amounts)
Unaudited

Estimated GAAP and non-GAAP Revenue:
		Fiscal 2017

GAAP revenue		$60,000
Acquisition-related adjustment - revenue		10,000
Non-GAAP revenue		$70,000

Estimated Accretion (Dilution) of GAAP and non-GAAP Net Income per Share:
	Fiscal 2016	Fiscal 2017

Accretion (dilution) of GAAP net income (loss), per share	$0.07	$(0.07)
Acquisition-related costs, net	0.01	0.03
Amortization of intangible assets	0.01	0.04
Non-cash income taxes	(0.09)	—
Accretion of non-GAAP net income, per share	$—	$—

Shares used in computing accretion on GAAP and non-GAAP net income per share:
Weighted average common shares: basic	292,000	290,500

Weighted average common shares: diluted	299,000	296,500

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© 2016 Nuance Communications, Inc. All rights reserved.